UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 22, 2010 (February 18, 2010)

THE BRINK’S COMPANY
(Exact name of registrant as specified in its charter)

Virginia	001-09148	54-1317776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Bayberry Court
P. O. Box 18100
Richmond, VA 23226-8100
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (804) 289-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Election Effective

On February 19, 2010, Paul G. Boynton’s previously approved appointment to the Board of Directors of The Brink’s Company (the “Company”) and to the Executive Committee of the Board of Directors became effective.  The information set forth in the first paragraph of Item 5.02 of the Company’s Current Report on Form 8-K filed on November 13, 2009 is hereby incorporated by reference.

Compensation Decisions

The Compensation and Benefits Committee and the Board of Directors of The Brink’s Company (the “Company”) took the following actions at their meetings on February 18 and 19, 2010:

1.   Award of cash bonuses to the executive officers under the Management Performance Improvement Plan (“MPIP”), the Company’s long-term cash incentive compensation plan, for the three year period ended December 31, 2009 in the following amounts: Michael T. Dan, Chairman of the Board, President and Chief Executive Officer, $983,400; Frank T. Lennon, Vice President and Chief Administrative Officer, $196,680; and Matthew A.P. Schumacher, Controller, $49,170.

2.   Adoption of the 2010 performance measures for the executive officers under the MPIP. In order for the executive officers to be deemed to have met their goals, the aggregate three-year performance measures require Brink’s, Incorporated to achieve specific thresholds for improvements in revenue, operating profit, and economic value added, and for the Company to achieve an earnings per share target.  The earnings per share target was assigned a 33.34% weighting and the three performance goals for Brink’s, Incorporated were collectively assigned a 66.66% weighting.  Performance award targets for the 2010-2012 Performance Measurement Period were set as follows: Mr. Dan, $1,000,000;  Joseph W. Dziedzic, Vice President and Chief Financial Officer, $200,000; Mr. Lennon, $170,000; McAlister C. Marshall, II, Vice President and General Counsel, $130,000; and Mr. Schumacher, $50,000.  Actual awards can range from 0% to 200% of the target depending on performance against the pre-established measures.

3.   Award of discretionary cash bonuses under the Company’s Key Employees Incentive Plan (“KEIP”) to the executive officers for the year ended December 31, 2009 in the following amounts: Mr. Dan, $900,000; Mr. Dziedzic, $150,000; Mr. Lennon, $210,000; Mr. Marshall, $155,000; and Mr. Schumacher, $80,000.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 19, 2010, the previously approved amendment to Article V of the Bylaws of the Company to increase the number of persons serving on the Board of Directors from ten to eleven became effective.  The information set forth in Item 5.03 of the Company’s Current

Report on Form 8-K filed on November 13, 2009 is hereby incorporated by reference, and the amended and restated Bylaws are filed as Exhibit 3(ii) hereto.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

	3(ii)	Bylaws of The Brink’s Company, as amended and restated through February 19, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE BRINK’S COMPANY (Registrant)

Date: February 22, 2010	By:	/s/ McAlister C. Marshall, II
McAlister C. Marshall, II
Vice President

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

3(ii)	Bylaws of The Brink’s Company, as amended and restated through February 19, 2010.